UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 13, 2006

(Date of Report/Date of earliest event reported)

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JORDAN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Commission file number 33-24317

Illinois (State or other jurisdiction of incorporation or organization)	36-3598114 (I.R.S. Employer Identification No.)

ArborLake Centre, Suite 550 1751 Lake Cook Road, Deerfield, Illinois (Address of principal executive offices)	60015 (Zip Code)

Registrant’s telephone number, including area code: (847) 945-5591

N/A

(Former name of former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

Item 7.01 Regulation FD Disclosure

On December 13, 2006, JII Holdings, LLC (“JII”), a wholly-owned subsidiary of Jordan Industries, Inc, gave notice of its intention to redeem $125.0 million aggregate principal amount of the 13% Senior Secured Notes due 2007 issued by JII and JII Holdings Finance Corporation. The redemption date is scheduled for January 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JORDAN INDUSTRIES, INC.

By: /s/ Lisa M. Ondrula
Lisa M. Ondrula
Chief Financial Officer

Date: December 13, 2006